STATEMENT OF ADDITIONAL INFORMATION


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                      TOTAL RETURN U.S. TREASURY FUND, INC.

                         535 Madison Avenue, 30th Floor
                            New York, New York 10022


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THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.  IT SHOULD BE READ
IN CONJUNCTION WITH THE FUND'S PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION. A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 535 MADISON AVENUE, 30TH FLOOR, NEW YORK, NEW YORK 10022, (800) 955-7175.






            Statement of Additional Information Dated: March 1, 2003,
                           as revised October 1, 2003
                   Relating to Prospectus Dated: March 1, 2003


                                       for

                   ISI Total Return U.S. Treasury Fund Shares

                                TABLE OF CONTENTS

                                                                            PAGE


GENERAL INFORMATION AND HISTORY                                              3
INVESTMENT OBJECTIVES AND POLICIES                                           3
VALUATION OF SHARES AND REDEMPTIONS                                          6
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS                         7
MANAGEMENT OF THE FUND                                                       11
INVESTMENT ADVISORY AND OTHER SERVICES                                       18
ADMINISTRATION                                                               19
DISTRIBUTION OF FUND SHARES                                                  20
BROKERAGE                                                                    24
CAPITAL SHARES                                                               25
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS                                       26
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES                            26
INDEPENDENT AUDITORS                                                         28
LEGAL MATTERS                                                                28
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                          28
PERFORMANCE AND YIELD COMPUTATIONS                                           28
FINANCIAL STATEMENTS                                                         34




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



GENERAL INFORMATION AND HISTORY

     Total Return U.S. Treasury Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund currently offers one class of shares:
ISI Total Return U.S. Treasury Fund Shares (the "Shares").

     The Fund's prospectus contains important information concerning the class of shares offered thereby and the Fund, and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's distributor (the "Distributor"), at (800) 955-7175, or from Participating Dealers (as defined below) that offer shares of the Fund to prospective investors. A Prospectus may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information ("SAI") is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information about the Fund and its business that is contained in the Registration Statement about the Fund and its shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

     The Fund was incorporated under the laws of the State of Maryland on June 3, 1988. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares under the Securities Act of 1933, as amended (the "1933 Act"), and began operations on August 10, 1988.


INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objectives are to seek to achieve a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities"). The Fund's investment objectives and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This SAI also describes other investment practices in which the Fund may engage.

     Except as specifically identified under "Investment Restrictions," the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares"). The Fund's investment objectives are fundamental, however, and may not be changed without such a vote.

STRIPS

     The Fund may purchase STRIPS, which are U.S. Treasury Securities (as defined below) that do not pay interest currently but which are purchased at a discount and are payable in full at


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

maturity. As with other debt securities, the value of STRIPS varies inversely with changes in interest rates. These price fluctuations may be greater with STRIPS than with other types of debt securities.

REPURCHASE AGREEMENTS

         The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The seller of these repurchase agreements provides collateral, which is held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's investment advisor (the "Advisor"). The list of approved banks and broker-dealers will be monitored regularly by the Advisor. The collateral is marked to the market daily and has a market value including accrued interest equal to at least 102% of the cost of the repurchase agreement. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

WHEN-ISSUED SECURITIES

         The Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the Fund during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

INVESTMENT RESTRICTIONS

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectuses and are matters of


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

fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

2. Invest 25% or more of the value of its total assets in any one industry (U.S. Treasury Securities are not considered to represent an industry);

3. Invest more than 5% of its total assets in the securities of any single issuer (the U.S. government is not considered an issuer for this purpose);

4. Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer;

5.   Invest in real estate or mortgages on real estate;

6.   Purchase or sell commodities or commodities contracts or futures contracts;

7. Act as an underwriter of securities within the meaning of the Federal securities laws;

8.   Issue senior securities;

9. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objectives and policies;

10.  Effect short sales of securities;

11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

12. Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

13. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

14. Invest in shares of any other investment company registered under the 1940 Act;



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

15. Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than 0.5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

16.  Invest in companies for the purpose of exercising management or control;

17.  Invest in puts or calls or any combination thereof;

18. Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.

The following investment restriction may be changed by a vote of the majority of the Fund's Board of Directors (the "Board"). The Fund will not:

1. Invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements with remaining maturities in excess of seven days.


VALUATION OF SHARES AND REDEMPTIONS

VALUATION

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange each day on which the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). The NYSE is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund will accept purchase and sale orders even if the NYSE is closed, provided that the "Fed wire" is open, the Treasury market is open and the Fund's management believes there is adequate liquidity. You should contact your agent to insure that your service agent can process all transactions in a timely fashion.

         The Fund may not accept exchanges from other funds unless the NYSE is open.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other investors.



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

REDEMPTIONS

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation" and such valuation will be made as of the same time the redemption price is determined.

         The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. You are urged to consult with your tax advisor with specific reference to your tax situation, including your state and local tax liabilities.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

         The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest,


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

payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business.

         In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

         The Fund may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

         Although the Fund intends to distribute substantially all of its investment company taxable income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

FUND DISTRIBUTIONS

         Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you reinvest them in Shares to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gain distribution, they are taxable to you (if you are an individual) at a maximum rate of 20%, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

         If the net asset value at the time you purchase shares of the Fund reflects undistributed investment company taxable income, realized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

         If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

         Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

         The Fund will provide you with an annual statement as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received reduction.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

         Generally, any gain or loss on the sale, exchange or redemption of a share of the Fund will be a capital gain or loss that will be long-term if you have held the Share for more than twelve months and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distribution you received with respect to such share (or any undistributed net capital gains of a Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

         If you (1) incur a sales load in acquiring shares of the Fund, (2) dispose of such shares less than 91 days after they are acquired and (3) subsequently acquire shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

         In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at an applicable rate on any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service, or (3) have failed to certify to the Fund that you are not subject to backup withholding.


Customer Identification And Verification


         To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

         What this mean to you: When you apply to open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is required and is subject to verification to ensure the identity of all individuals or entities opening an account. We are required by law to reject your new account application if the required identifying information is not provided.

         What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you.

         If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

         When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated after receipt of your application in proper form. The Fund may reject your application under its Anti-Money Laundering Compliance Program. See ANTI-MONEY LAUNDERING PROGRAM below. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

         The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the net asset value next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes. Proceeds may or may not be remitted if your account is closed at the request of governmental or law enforcement authorities. See ANTI-MONEY LAUNDERING PROGRAM below.

         In certain instances, the Fund is required tomay collect documents to fulfill its legal obligation to verify your identity. Documents provided in connection with your application will be used solely to verify your identity, and the Fund shall have no obligation to observe, monitor or enforce the terms of any such document.

Anti-Money Laundering Program

         Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.



FEDERAL EXCISE TAX

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long- term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

         Depending upon state and local law, distributions by the Fund and the ownership of shares may be subject to state and local taxes. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


MANAGEMENT OF THE FUND

         The overall business and affairs of the Fund are managed by its Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, administrator, distributor, custodian and transfer agent. The Board and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisor, the Distributor and the Fund's administrator. A majority of the directors of the Fund have no affiliation with the Advisor, the Distributor or the Fund's administrator. Each Director holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

DIRECTORS AND OFFICERS

         The following information is provided for each Director and Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-Independent Director (an "Interested Director") follows. Unless otherwise indicated, the address of each Director and executive officer is 535 Madison Avenue, 30th Floor, New York, New York 10022.

                                                                                       NUMBER OF
                                                                                       FUNDS IN FUND
NAME, DATE OF                                                                          COMPLEX
BIRTH AND                             LENGTH                                           OVERSEEN BY
ADDRESS           POSITION            OF TIME    PRINCIPAL OCCUPATION(S)               DIRECTOR        OTHER DIRECTORSHIPS
                  WITH THE FUND       SERVED     DURING THE PAST FIVE YEARS                            HELD BY DIRECTOR

------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Joseph R.         Director;           since      Private Equity Investor.                   4         Director, Soundview
Hardiman          Chairman,             1998     Formerly, President and Chief                        Technology Group, Inc.
5/27/37           Compensation                   Executive Officer, The NASD and                      (investment banking);
                  Committee;                     The NASDAQ Stock Market, Inc.                        Corvis Corporation,
                  Member, Audit and              (1987-1997).                                         (optical networks);
                  Compliance                                                                          The Nevis Fund
                  Committee, and                                                                      (registered investment
                  Nominating                                                                          company), Brown
                  Committee                                                                           Investment Advisory &
                                                                                                      Trust Company ; and 65
                                                                                                      funds in the Scudder
                                                                                                      family of funds
                                                                                                      (registered investment
                                                                                                      companies)
----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------


                                                                              12

----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------
W. Murray         Director;           since      Principal, CM Coastal Development,         4         none
Jacques           Chairman,             2002     LLC (real estate development)
03/28/36          Nominating                     (2002 to present);  WMJ
                  Committee;                     Consulting, LLC (real estate
                  Member, Audit and              investment management company)
                  Compliance                     (1999 to present).  Formerly,
                  Committee, and                 Chairman and Chief Executive
                  Compensation                   Officer, VIB Management, Inc.
                  Committee                      (asset management company) (1994
                                                 to 1999).
----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------
Louis E. Levy     Director;           since      Director, Household International          4         Director, 48 funds in
11/16/32          Chairman, Audit       1994     (banking and finance). Formerly,                     the Scudder family of
                  and Compliance                 Chairman of the Quality Control                      funds (registered
                  Committee;                     Inquiry Committee, American                          investment companies)
                  Member,                        Institute of Certified Public
                  Nominating                     Accountants (1992-1998)
                  Committee, and
                  Compensation
                  Committee
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Edward S. Hyman   DIRECTOR              since    Chairman of the Advisor; Chairman          4         none
4/8/45(1)                               1988     and President of the Distributor
----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------
Carl W. Vogt      Director            since      Of Counsel, Fulbright & Jaworski,          4         Director, 48 funds in
4/20/36(2)                              1997     L.L.P. (law); American Science &                     the Scudder family of
                                                 Engineering (x-ray detection                         funds (registered
                                                 equipment) (1997 to present).                        investment companies);
                                                 Formerly, President (interim) of                     Waste Management, Inc.
                                                 Williams College (1999-2000) and                     (solid waste
                                                 President, certain funds in the                      disposal); Yellow
                                                 Scudder family of funds                              Corporation (trucking).
                                                 (registered investment companies)
                                                 (1999-2000).
----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------

-------------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------------
----------------- ------------------- ---------- ------------------------------------
R. Alan Medaugh   President           since      President  of the  Advisor; and
8/20/43                                 1992     Director of the Distributor.
----------------- ------------------- ---------- ------------------------------------
Nancy Lazar,      Vice President      since      Executive Vice President,
(8/1/57)                                1992     Assistant Treasurer, and
                                                 Secretary of the Advisor; and
                                                 Executive Vice President,
                                                 Assistant Treasurer and Secretary
                                                 of the Distributor.
----------------- ------------------- ---------- ------------------------------------

--------------------------
1 Considered to be an interested  person, as defined by the 1940 Act, because of his employment with the Advisor and the Distributor.
2 Considered to be an interested  person, as defined by the 1940 Act, because of he is Of Counsel to the law firm of  Fulbright  & Jaworski,  which has  supplied legal services to LA Capital.

                                                                              13

----------------- ------------------- ---------- ------------------------------------
Carrie L. Butler  Vice President      since      Managing Director of the Advisor.
5/1/67                                  1992     Formerly, Vice President of the
                                                 Advisor (1991 to 2000).
----------------- ------------------- ---------- ------------------------------------
Edward J.                  Vice       since      President, EJV Financial Services,
Veilleux                   President    1992     LLC  (investment company
8/26/43                                          consulting) (2002 to present).
5 Brook Farm                                     Formerly, Director, Deutsche Asset
Court Hunt                                       Management  (1965 to 2002);
Valley, MD                                       Executive Vice President,
21030                                            Investment Company Capital Corp.
                                                 (1996 to 2002).
----------------- ------------------- ---------- ------------------------------------
Stephen V.        Vice President      Since      Executive Managing Director and
Killorin                                2002     Chief Financial Officer of the
6/27/53                                          Advisor; and Executive Managing
                                                 Director and Chief Financial
                                                 Officer of the Distributor.
                                                 Formerly, Controller, Sanford C.
                                                 Bernstein & Co., Inc. (registered
                                                 investment advisor) (1999 to
                                                 2000); Managing Director, Deutsche
                                                 Bank (1994 to 1999).
----------------- ------------------- ---------- ------------------------------------
Margaret M.       Assistant Vice      since      Associate Managing Director of the
Beeler            President             1997     Advisor.  Formerly, Assistant Vice
3/1/67                                           President of the Advisor (1996 to
                                                 2000).
----------------- ------------------- ---------- ------------------------------------
Keith C. Reilly   Assistant Vice      since      Managing Director of the Advisor.
6/2/66            President             1997     Formerly, Assistant Vice President
                                                 of the Advisor (1996 to 2000).
----------------- ------------------- ---------- ------------------------------------
Stacey E. Hong    Treasurer           since      Director, Forum Accounting
5/10/66                                 2002     Services, LLC (fund accountant).
2 Portland
Square,                                          Officer of various registered
Portland, ME                                     investment companies for which
04101                                            Forum Financial Group, LLC ("Forum
                                                 Financial    Group")   or   its
                                                 affiliates    serve   as   fund
                                                 accountant,       administrator
                                                 and/or distributor.
----------------- ------------------- ---------- ------------------------------------
Thomas G.         Secretary           since      Director of Business Development,
Sheehan                               2002       Forum Financial Group (2001 to
7/15/54                                          present).  Formerly, Managing
2 Portland                                       Director and Counsel, Forum
Square                                           Financial Group (1993 to 2001).
Portland, ME
04101                                            Officer of various registered
                                                 investment companies for which
                                                 Forum Financial Group or its
                                                 affiliates serve as fund
                                                 accountant, administrator and/or
                                                 distributor.
----------------- ------------------- ---------- ------------------------------------


                                                                              14

----------------- ------------------- ---------- ------------------------------------

Dana A.Lukens     Assistant           since      General Counsel, Forum
    4/23/62       Secretary             2003     Administrative Services, LLC (fund
2 Portland                                       administrator) (2001 to present).
Square,                                          Formerly, General Counsel, Clareon
Portland, ME                                     Corporation (money transmitter )
04101                                            (2000 to 2001); Associate,
                                                 Drummond   Woodsum  &  MacMahon
                                                 (law  firm)   (1998  to  2000).
                                                 Officer of  various  registered
                                                 investment  companies for which
                                                 Forum  Financial  Group  or its
                                                 affiliates    serve   as   fund
                                                 accountant,       administrator
                                                 and/or distributor.

----------------- ------------------- ---------- ------------------------------------
Dawn L. Taylor    Assistant           since      Tax Manager, Forum Administrative
5/14/64           Treasurer             2002     Services, LLC.
2 Portland                                       Officer of various registered
Square,                                          investment companies for which
Portland, ME                                     Forum Financial Group or its
04101                                            affiliates serve as fund
                                                 accountant, administrator and/or
                                                 distributor.
----------------- ------------------- ---------- ------------------------------------


         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies advised by ISI or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex").

DIRECTOR OWNERSHIP IN THE FUND(S)

------------------------------- ----------------------------- -----------------------------------------------
                                DOLLAR RANGE OF BENEFICIAL    AGGREGATE DOLLAR RANGE OF OWNERSHIP AS OF
                                OWNERSHIP IN THE FUND(1)      OCTOBER 31, 2002 IN ALL FUNDS OVERSEEN BY
DIRECTOR                                                      DIRECTOR IN THE FUND COMPLEX(2)
-------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman              None                          $10,001-$50,000
------------------------------- ----------------------------- -----------------------------------------------
W. Murray Jacques               None                          None
------------------------------- ----------------------------- -----------------------------------------------
Louis E. Levy                   None                          $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------
Edward S. Hyman                 None                          Over $100,000
------------------------------- ----------------------------- -----------------------------------------------
Carl W. Vogt                    None                          $10,001-$50,000
------------------------------- ----------------------------- -----------------------------------------------

1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include securities in which the director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the director can exert voting power or has authority to sell.

2. The dollar ranges are: None, $1-$10,000,  $10,001-$50,000,  $50,001-$100,000,
over $100,000. The Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES

         As reported to the Fund, as of December 31, 2002 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisor, the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or Distributor.


COMPENSATION OF DIRECTORS AND OFFICERS


         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his, each Independent Director and Mr. Vogt receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he serves as Director. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 2002, Independent Directors' fees attributable to the assets of the Fund totaled approximately $24,888.

         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund, and the Fund Complex, respectively, in the fiscal year ended October 31, 2002.
                               COMPENSATION TABLE

----------------------- -------------------------------------- --------------------------------------
                                                               TOTAL COMPENSATION FROM THE FUND AND
                        AGGREGATE COMPENSATION FROM THE FUND   FUND COMPLEX PAYABLE TO DIRECTORS
DIRECTOR                PAYABLE TO DIRECTORS
----------------------- -------------------------------------- --------------------------------------
Edward S. Hyman*                         $0                    $0
----------------------- -------------------------------------- --------------------------------------
Joseph R. Hardiman                    $5,249.13                $12,000 for service on 4
                                                               Boards in the Fund Complex
----------------------- -------------------------------------- --------------------------------------
W. Murray Jacques                     $1,594.11                $12,000 for service on 4 Boards in
                                                               the Fund Complex
----------------------- -------------------------------------- --------------------------------------
Louis E. Levy                         $4,998.14                $12,000 for service on 4
                                                               Boards in the Fund Complex
----------------------- -------------------------------------- --------------------------------------
Carl W. Vogt*                         $5,153.74                $12,000 for service on 4
                                                               Boards in the Fund Complex
----------------------- -------------------------------------- --------------------------------------

 ---------------------
* A Director who is an "interested person" as defined in the 1940 Act.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS

         The Board met four times during the fiscal year ended October 31, 2002 and each director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such director served.

         The Fund has an Audit Committee consisting of Messrs. Levy, Hardiman and Jacques. All of the members of the Audit Committee are `independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2002, the Audit Committee met four times. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.


The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Committee will not consider nominees for Independent Directors received from security holders. The Committee met once during the fiscal year ended October 31, 2002.

The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended October 31, 2002, the Committee did not meet.


CODE OF ETHICS

         The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the requirements of the Codes of Ethics of the Fund's advisor and distributor as described below.

         The Fund's advisor, International Strategy & Investment, Inc. ("ISI" or the "Advisor"), and the Fund's distributor, ISI Group, Inc., have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes permit access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.

         The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

         ISI serves as the Fund's investment advisor pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Advisory Agreement").

         ISI is a registered investment advisor that was formed in January 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. ISI is also the investment advisor to Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., each an open-end management investment company. These funds, along with the Fund, had approximately $647 million of net assets as of December 31, 2002.

         Under the Advisory Agreement, the Advisor: (a) formulates and implements continuing programs for the purchases and sales of securities, (b) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (c) provides the Board with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (d) obtains and evaluates economic, statistical and financial information pertinent to the Fund, (e) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by the Advisor will at all times be subject to the policies and control of the Board. The Advisor will not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         Pursuant to the terms of the Advisory Agreement, as compensation for its services, the Advisor receives an annual fee, paid monthly, of a percentage of the average daily net assets of the Fund, which varies as follows:

 AVERAGE DAILY NET ASSETS                  INCREMENTAL ADVISORY FEE
                                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
 Less than $100,000,000                              0.20%
 $100,000,001 - $200,000,000                         0.18%
 $200,000,001 - $300,000,000                         0.16%
 $300,000,001 - $500,000,000                         0.14%
 $500,000,001 and over                               0.12%

In addition, the Fund pays the Advisor 1.5% of the Fund's gross interest income.

         Advisory fees paid by the Fund to ISI for the last three fiscal years were as follows:

                FISCAL YEARS ENDED OCTOBER 31,
                ------------------------------
   2002                       2001                      2000
   ----                       ----                      ----
 $621,999                   $660,224                  $681,254

         The Advisory Agreement will continue in effect from year to year if such continuance is specifically approved (a) at least annually by the Board or by a vote of a majority of the outstanding Shares and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The Fund or the Advisor may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment.

The Investment Advisory Agreement was most recently approved by the Board of Directors on September 25, 2002. In approving the continuation of the Fund's investment advisory agreement, the Board, including the Independent Directors, noted that ISI provided investment advisory services to three other funds in the Fund Complex, Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc. The Board reviewed ISI's compensation and expenses for providing advisory services to the Fund, and the resulting profitability to ISI, and analyzed comparative information on advisory fees and overall expense ratios of similar mutual funds. The Board noted that the overall expense ratio for the Fund was lower than the average expense ratio for funds in its peer group. The Board also reviewed the Fund's performance when compared to comparable funds in two different peer groups over the prior one-, three- and five-year periods. The Board noted that the Fund's performance was about average or well above average, depending on the peer group. After requesting and reviewing such other information as it deemed necessary, the Board, including a majority of Independent Directors, concluded that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

ADMINISTRATION

         Forum Administrative Services, LLC ("FAdS") is the administrator of the Fund. As administrator, pursuant to an agreement with the Fund, FAdS is responsible for the supervision of the overall management of the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of the Fund.

         For its services, FAdS receives an annual fee from the Fund equal to 0.05% of the total average daily net assets of the funds in the Fund Complex up to $750 million in assets, and 0.03% of the total average daily net assets of the funds in the Fund Complex in excess of $750 million. These fees are allocated among the funds in the Fund Complex in proportion to their relative net assets. FAdS receives a minimum fee of $3000 per month from the Fund. The fees are accrued daily by the Fund and are paid monthly for services performed under the agreement during the prior calendar month. As compensation for providing administration services for May 27, 2002 through October 31, 2002 FAdS received $54,556 from the Fund.

         FAdS's agreement is terminable without penalty by the Board or by FAdS on 60 days' written notice. Under the agreement, FAdS is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect FAdS from any liability by reason of bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

         Prior to May 27, 2002, Investment Company Capital Corp. ("ICCC") provided administration services to the Fund. As compensation for such services, ICCC was entitled to receive from the Fund Complex a fee based on the combined assets in the Fund Complex at the following annual rates: 0.20% of the first 75 million, 0.15% of the next $75 million, .10% of the next $75 million, 0.05% of the next $275 million and 0.03% of the amount over $500 million. ICCC's fee was allocated among the funds in the Fund Complex according to their relative net assets.

         Administration fees paid by the Fund to ICCC for the period November 1, 2001 to May 26, 2002 and for the last two fiscal years were as follows:

  PERIOD ENDED MAY 26,       FISCAL YEARS ENDED OCTOBER 31,
  --------------------       ------------------------------
          2002                2001                 2000
          ----                ----                 ----
        $122,177            $239,597             $249,914


DISTRIBUTION OF FUND SHARES

DISTRIBUTION AGREEMENT AND PLAN

         International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as distributor for the Shares pursuant to a Distribution Agreement effective April 1, 1997 ("Distribution Agreement"). The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of the Advisor.

         The Distribution Agreement provides that ISI Group, on behalf of the Fund, will (i) solicit and receive orders for the purchase of Shares (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board for their review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.

         ISI Group has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The ISI Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting specifically called for such purpose. The Distribution Agreement, including the form of Agency Distribution Agreement (as described below), was most recently approved by the Board, including a majority of the Independent Directors, on September 25, 2002.

         ISI Group has entered into sub-distribution agreements ("Agency Distribution Agreements") with certain broker-dealers ("Participating Dealers") under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as certain banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Fund's advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this SAI in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.

         As compensation for providing distribution and related administrative services as described above, the Fund will pay ISI Group, on a monthly basis, an annual fee, equal to 0.25% of the average daily net assets of Shares. The Distributor expects to allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Distributor received fees in the following amounts:

               FOR THE FISCAL YEARS ENDED OCTOBER 31,
               --------------------------------------
    2002                        2001                        2000
    ----                        ----                        ----
  $535,449                    $352,069                    $355,063


         Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Shares (the "Plan"). Under the Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year thereafter as specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors on September 25, 2002.

         In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Shares. The Plan may be terminated at any time without penalty, by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares.

         During the continuance of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to any Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the distributor's actual cost of providing distribution services and may be used to pay such distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Shares is less than 0.25% of such Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the distributor pursuant to the Plan will cease and the

Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plans in the last three fiscal years, the Fund's distributors, as appropriate, paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

RECEIPT AND RETENTION OF COMMISSIONS

         For the last three fiscal years, the Fund's distributor received the following commissions or contingent deferred sales charges and from such commissions or sales charges, the distributor retained the following amounts:

                                 FISCAL YEARS ENDED OCTOBER 31,
           2002                               2001                               2000
           ----                               ----                               ----
RECEIVED          RETAINED         RECEIVED         RETAINED         RECEIVED         RETAINED
--------          --------         --------         --------         --------         --------
$440,000          $40,000          $48,517             $0             $32,791             $0

EXPENSES BORNE BY THE FUND

         Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares; all costs and expenses in connection with the maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and Independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, Forum or ISI Group.

         The address of ISI Group is 535 Madison Avenue, 30th Floor, New York, New York 10022.


BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

         Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving as market makers usually includes a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.

         The Advisor's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which the Advisor deems to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund. Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund.

         No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice. In over-the-counter transactions, the Advisor will not pay any commission or other remuneration for research services. The Advisor's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisor's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Board, the Advisor is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions does not apply to transactions effected on a principal basis.

         Subject to the above considerations, the Board has authorized the Fund to effect portfolio transactions through affiliates of the Advisor. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid affiliates of the Advisor must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board and requires the Advisor to furnish reports and to maintain records in connection with such reviews.

         The Advisor manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. The Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         For the past three fiscal years the Fund paid no brokerage commissions.

         The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

REGULAR BROKER DEALER     TYPE OF SECURITY         VALUE HELD
Goldman Sachs             Repurchase Agreements    $31,001,000

CAPITAL SHARES

         Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and class: ISI Total Return U.S. Treasury Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series will vote separately. Any such series will be a separately managed portfolio and shareholders of each series or class will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

         The Fund's By-Laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding shares of the Fund entitled to vote at such meeting.

         There are no preemptive, conversion or exchange rights applicable to any of the shares. The Fund's issued and outstanding shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this SAI, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.


SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


         The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675 ("Northern Trust") is custodian of the Fund's investments. As custodian, Northern Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments.

     For its services, Northern Trust receives a fee that is structured in three components. It receives a base fee of $2,500, an asset based fee of 0.00035% of the market value of the Fund's assets held in custody, and a fee for each Fund transaction based which varies from $4 to $10, depending upon the type of transaction. Prior to May 27, 2002, Bankers Trust Company ("Bankers Trust") was the Fund's custodian.

         Forum Shareholder Services, LLC (the "Transfer Agent") is the Fund's transfer agent. As transfer agent and distribution paying agent, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

         For its services, the Fund pays the Transfer Agent a base fee of $1000 per month for each share class of the Fund plus certain shareholder account and Internet related fees. Such fees are paid monthly for services performed during the prior calendar month.

         The Transfer Agent's agreement is terminable without penalty by the Board or by the Transfer Agent on 60 days' written notice. Under the agreement, the Transfer Agent is liable only for loss or damage due to errors caused by bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

         Prior to May 27, 2002, ICCC was the Fund's transfer and dividend disbursing agent. As compensation for these services, ICCC received up to $17.22 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith.

         Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. These services include calculating the net asset value ("NAV") per share of the Fund and preparing the Fund's financial statements and tax returns.

         For its services, the Fund pays FAcS a base fee of $4,167 per month plus 0.0025% of the Fund's daily net assets. The fees are paid monthly for services performed during the prior calendar month.

         As compensation for providing accounting services for the period May 27, 2002 through October 31, 2002, FAcS received fees of $24,237.

         FAcS's agreement is terminable without penalty by the Board or by FAcS on 60 days' written notice. Under the agreement, FAcS is liable only for loss or damage due to errors caused by bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

         Prior to May 27, 2002, ICCC provided accounting services to the Fund. As compensation for these services, the Fund paid ICCC an annual fee, calculated daily and paid monthly, as shown below.

AVERAGE DAILY NET ASSETS                INCREMENTAL FEE
-----------------------------           ---------------
0 - $10,000,000                         $13,000 (fixed fee)
$10,000,000 - $20,000,000               0.100%
$20,000,000 - $30,000,000               0.080%
$30,000,000 - $40,000,000               0.060%
$40,000,000 - $50,000,000               0.050%
$50,000,000 - $60,000,000               0.040%
$60,000,000 - $70,000,000               0.030%
$70,000,000 - $100,000,000              0.020%
$100,000,000 - $500,000,000             0.015%
$500,000,000 - $1,000,000,000           0.005%
over $1,000,000,000                     0.001%

         In addition, the Fund reimbursed ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services. As compensation for providing accounting services for the period November 1, 2001 through May 26, 2002, ICCC received fees of $44,220.


INDEPENDENT AUDITORS

         The annual financial statements of the Fund are audited by the Fund's independent auditors, Ernst & Young LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103.

LEGAL MATTERS

         Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, as of February 6, 2003, no shareholder owned beneficially or of record 5% or more of the total outstanding Shares of the Fund.

         In addition, to Fund management's knowledge, as of February 1, 2002, Directors and officers as a group owned less than 1% of total outstanding Shares of the Fund.

PERFORMANCE AND YIELD COMPUTATIONS


TOTAL RETURN

         The Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)

         The Fund, when advertising average annual total return before taxes, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)n = ERV
Where:
P  =              hypothetical initial payment of $1,000;
T  =              average annual total return;
n  =              period covered by the computation, expressed in years;
ERV =             ending  redeemable  value of a  hypothetical  $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

         The calculation of average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

         The Fund, when advertising average annual total return after taxes on distributions, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n = ATV[D]
Where:
P =               hypothetical  initial  payment of $1,000;
T =               average  annual total return (after taxes on distributions);
n =               period covered by the computation, expressed in years.
ATV[D] =          ending value of a  hypothetical  $1,000  payment made at the beginning  of the 1-, 5- or 10-year (or other)  periods at the end of the applicable  period (or fractional  portion),  after
                  taxes  on  fund   distributions   but  not   after   taxes  on
                  redemptions.

         The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

         The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

         The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities
(e.g., state and local taxes); the effect of phase outs of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The Fund, when advertising average annual total return after taxes on distributions and redemption, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n  =  ATV[DR]

Where:
P  =              hypothetical initial payment of $1,000;
T  =              average annual total return (after taxes on distributions and redemption);
n  =              period covered by the computation, expressed in years.
ATV[DR] =         ending value of a  hypothetical  $1,000  payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

         The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

         The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns After Taxes on Distributions'.

         The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

         The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

AGGREGATE TOTAL RETURNS (BEFORE TAXES)

         The Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Return = [(ERV)    ]
                   | ---  - 1|
                   [  P      ]

Where:
P  =              hypothetical initial payment of $1,000;
ERV  =            ending  redeemable  value of a  hypothetical  $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

         The calculation for aggregate total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

OTHER NON-STANDARDIZED TOTAL RETURN CALCULATIONS

         The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.

         For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             AS OF OCTOBER 31, 2002

                                                          1-YEAR            5-YEAR           10-YEAR
AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)               2.56%             6.66%            7.29%
AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON              0.44%             4.25%            4.43%
     DISTRIBUTIONS)
AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON              1.55%             4.14%            4.41%
     DISTRIBUTIONS AND REDEMPTION)
AGGREGATE TOTAL RETURNS (BEFORE TAXES) AT NET ASSET       5.78%             42.33%           108.33%
     VALUE
AVERAGE ANNUAL TOTAL RETURN AT NET ASSET VALUE            5.78%             7.31%            7.62%


YIELD CALCULATIONS

     The yield based on the 30-day period ended October 31, 2002 was 2.78% for the Shares, computed in the manner discussed below.

         The yield of the Fund is calculated by dividing the net investment income per share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and analyzing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The yield calculations assume a maximum sales charge of 3.00%. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended October 31, 2002, 2001, and 2000, the Fund's portfolio turnover rates were 129%, and 61%, and 15% respectively.


FINANCIAL STATEMENTS

         The financial statements for the Fund for the period ended October 31, 2002, are incorporated herein by reference to the Fund's Annual Report dated October 31, 2002.


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